UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 1, 2004
                                (Date of report)

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
             (Exact name of registrant as specified in its charter)

              Michigan                                0-24676                       38-2505723
  -------------------------------            ------------------------           ------------------
  (State or other jurisdiction of            (Commission file number)            (I.R.S. employer
           incorporation)                                                       identification no.)

                1150 Elijah McCoy Drive, Detroit, Michigan 48202
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (313) 871-8400
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities

      As disclosed in a Form 8-K filed on February 19, 2004, Sun Pharmaceutical Industries Limited ("Sun") acquired shares of common stock and options for common stock from two former directors of registrant. The shares of common stock were acquired for $9.00 per share and the rights to the options were acquired for $9.00 per option less the exercise price of each option.

      As of December 1, 2004, Sun has exercised all of the options as follows:

      Number of Shares of Common Stock
            Underlying the Options                 Exercise Price
            ----------------------                 --------------
                   110,000                              $3.50
                   100,000                              $0.88
                   500,000                              $1.50
                   666,666                              $2.63
                   300,000                              $1.31
                    2,400                               $0.68

      In the aggregate, registrant issued Sun 1,679,066 shares of common stock upon exercise of the options for a total consideration of $3,367,630. Such shares were issued pursuant to exemptions from registration under Section 4(2),
Section 4(6) and Regulation D under the Securities Act of 1933.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.


Date: December 2, 2004                    By: /s/ Jitendra N. Doshi
                                              ---------------------
                                              Jitendra N. Doshi
                                              Chief Executive Officer